Prospectus Supplement
John Hancock Funds II
High Yield Fund (the fund)
Supplement dated April 17, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
As of April 29, 2024, (the Effective Date), S. Kenneth Leech will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Leech will be removed from the Prospectus.
As of the Effective Date, Ryan Kohan will be added as a portfolio manager of the fund. As of the Effective Date, Michael C. Buchanan, CFA, and Walter E. Kilcullen will continue to serve as portfolio managers of the fund and, along with Ryan Kohan, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, as of the Effective Date, the following supplements and restates in its entirety the portfolio manager information under the heading “Portfolio management” in the “Fund summary” section for the fund:
Michael C. Buchanan, CFA	Walter E. Kilcullen	Ryan Kohan
Co-Portfolio Manager and Co-Chief Investment Officer Managed the fund since 2006	Head of US High Yield/Portfolio Manager Managed the fund since 2017	Head of Bank Loans/Portfolio Manager Managed the fund since 2024
In addition, as of the Effective Date, the following portfolio manager information will be added under the heading “Who’s who - Subadvisors” for the fund in the “Fund details” section of the Prospectus:
Ryan Kohan
•
Head of Bank Loans/Portfolio Manager
•
Joined Western Asset in 2019
•
Managed the fund since 2024
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement
John Hancock Funds II
High Yield Fund (the fund)
Supplement dated April 17, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of April 29, 2024, (the Effective Date), S. Kenneth Leech will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Leech will be removed from the SAI.
As of the Effective Date, Ryan Kohan will be added as a portfolio manager of the fund. As of the Effective Date, Michael C. Buchanan, CFA, and Walter E. Kilcullen will continue to serve as portfolio managers of the fund and, along with Ryan Kohan, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, as of the Effective Date, the following information regarding Mr. Kohan supplements the information presented in Appendix B – Portfolio Manager Information, which provides additional information about the portfolio managers of the fund’s subadvisor, Western Asset Management Company, LLC:
Portfolio Managers and Other Accounts Managed
The following table provides information regarding other accounts for which Ryan Kohan has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Ryan Kohan’s investment in the fund and similarly managed accounts.
The following table provides information as of March 31, 2024:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Ryan Kohan	3	$849	26	$9,840	24	$7,444
Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Ryan Kohan	0	$0	7	$1,458	1	$363
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Ryan Kohan as of March 31, 2024. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Ryan Kohan’s ownership of fund shares is stated in the footnote that follows the table.
Portfolio Manager	Dollar Range of Shares Owned[1]
Ryan Kohan	None
1
As of March 31, 2024, Ryan Kohan beneficially owned $0 of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.